UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2008
Carriage Services, Inc.
(Exact name of registrant as specified in is charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3040 Post Oak Boulevard, Suite 300 Houston, Texas	77056
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code:
(713) 332-8400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2.):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 8.01 OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
INDEX TO EXHIBITS
News Release

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     (c) Appointment of Officers
     On September 12, 2008, the Board of Directors of the Company approved the following senior management promotions and changes. Terry E. Sanford, age 53, Senior Vice President, Chief Accounting Officer and Treasurer, has been named Chief Financial Officer. Jay D. Dodds, age 48, formerly Senior Regional Operations Partner, has been named Senior Vice President and Chief Operating Officer, a role that Melvin C. Payne, Carriage’s current Chairman of the Board and Chief Executive Officer, previously performed. J. Bradley Green, age 36, formerly Vice President, Human Resources and General Counsel, has been promoted to Senior Vice President and General Counsel.
     Terry Sanford joined the Carriage in 1997 as the Financial Controller and was promoted in 2000 to Vice President and Corporate Controller and in 2006 to Senior Vice President, Chief Accounting Officer and Treasurer. Mr. Sanford’s work history prior to joining Carriage included senior financial positions in manufacturing, financial services and consumer products companies and in public accounting. Mr. Sanford is a CPA.
     Jay Dodds has been with Carriage Services in various operating positions for 14 years and was Senior Regional Partner with direct responsibility over the Central Region for the past 3 years. Mr. Dodds has over 25 years of professional funeral home and cemetery experience ranging from local business management to multi regional management. Prior to joining Carriage he was affiliated with Stewart Enterprises for 13 years. He has memberships in the National Funeral Directors Association, International Cemetery, Funeral and Cremation Association and the Cremation Association of North America.
     Brad Green joined the Company in October 2006 as Vice President, Human Resources and General Counsel. Prior to joining the Company, Mr. Green was an attorney in private practice. From 1998 to 2002, Mr. Green held human resource and legal positions at Eagle Global Logisitics, Inc., including Vice-President, Human Resources and General Counsel. Prior to joining EGL, Inc., Mr. Green was an attorney at a national law firm, focusing on the field of labor and employment.
     Messrs. Green, Dodds and Sanford are each party to existing employment agreements with the Company and participate in the Company’s 2008 short-term cash incentive compensation plan with target award levels. In connection with the appointment to Chief Financial Officer, Mr. Sanford’s annual base salary was adjusted upward to $250,000 and he was awarded 15,000 shares of common stock that will vest 25% annually. The three officers also participate in the Company’s long term share-based incentive program for senior executives, all in a manner and on terms and conditions substantially similar to other Company executive officers.
ITEM 8.01 OTHER EVENTS
     On September 16, 2008, the Company issued a News Release announcing, among other things, senior management promotions and changes. A copy of the News Release is attached to this Form 8-K as Exhibit 99.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)	The exhibits are listed in the Exhibit Index set forth on the final page of this Current Report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.
Dated: September 17, 2008	By:	/s/ Terry E. Sanford
Terry E. Sanford
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

99	News release dated September 16, 2008.